PUTNAM
BALANCED
FUND

ANNUAL REPORT
SEPTEMBER 30, 1995


[PUTNAM LOGO]
BOSTON * LONDON * TOKYO

PERFORMANCE HIGHLIGHTS

>    The fund's performance at net asset value since start
of operations on January 3, 1995, through September 30,
1995, handily outpaced that of both the Lehman Brothers
Government/Corporate Bond Index and the Lipper Balanced
Fund Index.*

FISCAL 1995 RESULTS AT A GLANCE
TOTAL RETURN:                      NAV       POP
(change in value during period
plus reinvested distributions)
Life of fund (since 1/3/95)             24.24%
17.07%

SHARE VALUE:                       NAV       POP
1/3/95                             $8.50
$9.02 9/30/95                            10.56
11.20

The fund is currently expected to pay its first distribution in December.

Data above represent past results and are not indicative of future performance. For additional performance information, see pages 8 and 9. Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. POP assumes 5.75% maximum sales charge. Performance data represent an expense limitation currently in effect. Without the expense limitation, the fund's total return would have been lower. Investment returns and principal value will fluctuate so an investor's shares when sold may be worth more or less than their original cost. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

*Lehman Brothers Government/Corporate Bond Index, which had a total return of 13.93% for the same period, is an unmanaged list of U.S. government and corporate fixed-income securities. Lipper Balanced Fund Index, which had a total return of 19.54% for the period, is an unmanaged list of U.S. equity and fixed-income securities.
FROM THE CHAIRMAN

DEAR SHAREHOLDER:

SUSTAINED STRENGTH IN BOTH THE STOCK AND BOND MARKETS
THROUGHOUT MUCH OF PUTNAM BALANCED FUND'S FIRST FISCAL YEAR
WAS A MAJOR CONTRIBUTOR TO THE FUND'S POSITIVE PERFORMANCE
FROM ITS START OF OPERATIONS ON JANUARY 3, 1995, THROUGH
SEPTEMBER 30, 1995.

IN GENERAL, THE FUND'S FIXED-INCOME INVESTMENTS ADVANCED IN TANDEM WITH ITS EQUITY HOLDINGS THROUGHOUT THE PERIOD. THE FEDERAL RESERVE BOARD'S DECISION TO STOP RAISING SHORT-TERM INTEREST RATES WAS A PLUS FOR BOND INVESTORS DURING THE FISCAL YEAR'S FINAL QUARTER. MODEST ECONOMIC GROWTH, COUPLED WITH
LOW INFLATION, HAS HELPED CREATE AN IDEAL ENVIRONMENT FOR GROWTH AND INCOME INVESTING.

THIS FAVORABLE CLIMATE HAS HELPED THE FUND GET OFF TO A
HEALTHY START IN FISCAL 1995. IN THE REPORT THAT FOLLOWS,
YOUR FUND'S MANAGEMENT TEAM REVIEWS THE YEAR JUST ENDED
AND DISCUSSES PROSPECTS FOR THE YEAR AHEAD.

RESPECTFULLY YOURS,

/S/ GEORGE PUTNAM
GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
NOVEMBER 22, 1995
REPORT FROM THE FUND MANAGERS
DAVID SANTOS
KENNETH TAUBES

We are pleased to report that Putnam Balanced Fund completed its first fiscal year with a total return of 24.24% at net asset value from the start of operations on January 3, 1995, through September 30, 1995. This total return is well ahead of the Lehman Brothers Government/Corporate Bond Index and the Lipper Balanced Fund Index, which had total returns of 13.93% and 19.54%, respectively, for the same period.

In the nine months since the fund was launched, all the under pinnings of the U.S. economy have been favorable to financial instruments. Low interest rates, low inflation, and a moderately paced economy combined with robust stock and bond markets contributed to the fund's strong performance.

In addition, growth-oriented funds generally fared better than value-oriented funds. Your fund's allocation of 60% core-growth stocks and 40% fixed-income securities differentiated it favorably from typical balanced funds, which tend to be value oriented.

In selecting stocks for the portfolio, we employed a time-tested approach of integrating fundamental analysis with a proprietary quantitative process designed to identify the best core-growth stocks across a variety of industries. We targeted companies with at least $1 billion market capitalization, a minimum 10% earnings growth rate potential, and ample liquidity. Among these, we selected inexpensively priced stocks of companies that had the potential to pay dividends over time and to deliver above-average growth. While the fund is intended to focus on individual stocks rather than industry sectors, a substantial portion of stocks that met our criteria were in the technology and financial services sectors.

>    TECHNOLOGY, FINANCE DROVE EQUITY PERFORMANCE

Technology and computer services stocks within the business equipment and electronics and electrical equipment sectors were the key drivers of performance in the fund's first fiscal year. These stocks saw their earnings estimates revised upward significantly and, thus, their prices raised dramatically. This was especially the case for the stocks of semiconductor companies, which as a group rose in price nearly 75% year-to-date through September 30.

A key factor in this sector's success was the explosion in sales of personal computers to individual consumers and corporations, which drove up demand for microprocessors and basic memory chips. Witness the launch of Windows 95, software that requires twice as much memory as the old Windows version. Technology in general, whether it be software or hardware, was exceptionally beneficial to the fund this year.
The portfolio's most heavily weighted area, insurance and finance, was another major contributor to fund performance. The underlying trend of lower interest rates in 1995 drove financial stocks up significantly. Banks, in particular, were the beneficiaries of lower rates and rapid industry consolidation, while the brokerage and investment banking-related companies did very well due to the surge in new issues from July through September.
>    A LOOK AT SOME OF YOUR FUND'S HOLDINGS
Technology and computer services _ Texas Instruments, LSI Logic, and Microsoft have reaped the rewards of the current global information revolution. The fund has also had a large exposure to hardware: IBM, Hewlett-Packard, and Cisco Systems have all benefited from growth trends in technology.
Insurance and finance _ Among a number of banks in the portfolio, stocks of Citicorp and BankAmerica Corp. have been excellent performers. Other financial services companies, such as Travelers, did well as a result of intense trading.
TOP INDUSTRY SECTORS*
INSURANCE AND FINANCE                         8.7%
BUSINESS EQUIPMENT AND SERVICES               6.1% ELECTRONICS
AND ELECTRICAL EQUIPMENT          5.2% RETAIL
4.7% CONSUMER NONDURABLES                          4.2%

* Based on net assets as of 9/30/95. Portfolio holdings will vary over time.
Aerospace and defense _ Boeing and Lockheed Martin have undergone dramatic restructuring in the face of the sharp decline in defense spending. The belt-tightening leaves them well equipped to benefit from an increase in commercial aircraft orders and consolidation in the defense business.

Telecommunications _ Although the fund is lightly weighted in utilities, we recently added two regional Bell companies to the portfolio: Bell Atlantic and Ameritech. We also added Southwest Bell shortly after fiscal year-end. Current legislation in the House and Senate gives a distinct edge to regional Bells over long-distance companies and we believe the regionals should experience increasing profit margins.

>    STRATEGIC SHIFT FROM LARGE-CAPS TO MID-CAPS

We are somewhat concerned that blue-chip stocks may be becoming overvalued relative to their mid-cap counterparts. While the former did well for the fund in fiscal 1995, we think they may now become stretched. Since we believe the market advance still has a way to go, as does the economic recovery, we do not think any near-term volatility will spell the end of the bull market, nor do we believe it will be a precursor to a recession.

In laying the groundwork for our strategy in fiscal 1996, we are gradually increasing the fund's exposure to medium-sized companies. Because of the prospect that lower interest rates will add another dash of impetus to economic growth, we're adding growth companies that tend to do well in the latter stages of a recovery.

>    BOND PORTFOLIO ADDS TO FUND'S
     STRONG PERFORMANCE

The fund's fixed-income holdings advanced in tandem with its equity investments. We anticipated a slowing economy and continued low inflation and recognized the attractive price levels to which bonds had fallen. Our expectations were fulfilled that the fund would benefit from the across-the-board bond-market rebound that began in early 1995.

Perhaps the most significant change in the bond portfolio was that, at the start of the fiscal year, we extended the overall maturity of the portfolio to focus on bonds with longer durations. We also increased U.S. corporate bond holdings in TOP 10 HOLDINGS (9/30/95)
U.S. TREASURY BONDS 8.125% 8/15/19
U.S. TREASURY PRINCIPAL STRIPS 11/15/00
U.S. TREASURY NOTES 7.875% 11/15/04
U.S. TREASURY NOTES 7.75% 1/31/00
U.S. TREASURY NOTES 7.375% 5/15/96
GOVERNMENT NATIONAL MORTGAGE ASSOC.
7.00% 10/15/23 U.S. TREASURY NOTES 4.75%
8/31/98 SBC COMMUNICATIONS, INC.
MCI COMMUNICATIONS CORPORATION
PHILIP MORRIS COMPANIES, INC.

These holdings represent 26.74% of the fund's net assets.
Holdings will vary over time.

the second half of the fiscal year. During this period, both investment-grade and high-yield bonds fared as well as, if not better than, U.S. Treasuries. In selecting foreign bonds, we looked for outperformance in comparison with the U.S. market and found it in securities of England, France, and Germany.

Our dual strategy of extending maturities and emphasizing corporate bonds has helped support the fund's net asset value under current market conditions.

>    OUTLOOK POSITIVE GOING INTO FISCAL `96

We believe that slow to moderate economic growth will continue into fiscal `96. But we think it is unrealistic to assume the market will remain as exuberant as it has been thus far in 1995. There will likely be some profit taking after the long market runup. Corporate profit growth, which remains high after four years of business recovery, may begin to slow. However, with inflation in check, interest rates low, and corporate America lean from restructurings, our fundamental outlook on balance for the markets is positive. We will continue to monitor economic and corporate developments with a watchful eye toward risk. With its careful, disciplined strategy, your fund has the potential to provide attractive rewards for long-term investors.

The views expressed throughout the report are exclusively those of Putnam Management and they are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future.
PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. For comparative purposes, we show how the fund performed relative to appropriate indexes and benchmarks.

Performance should always be considered in light of a fund's investment strategy. Putnam Balanced Fund is designed for investors seeking capital growth and current income through a portfolio of core-growth stocks and fixed-income securities. TOTAL RETURN FOR PERIOD ENDED 9/30/95
                                   STANDARD   LEHMAN BROS.DOW
JON ES
                                   & POOR'S
                GOVT/CORPINDUSTRIAL NAV      POP   500(R)INDEX
                BOND INDEX
AVERAGE
LIFE OF FUND
(SINCE 1/3/95)  24.24%   17.07%    29.66%     13.93%
27.31%

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results. POP assumes maximum 5.75% sales charge. Performance data represent past results and an expense limitation currently in effect. Without the expense limitation, the fund's total return would have been lower. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge.
GROWTH OF A $10,000 INVESTMENT
CUMMULATIVE TOTAL RETURN OF A $10,000 INVESTMENT SINCE 1/3/95

[LINE GRAPH DEPICTING FUND SHARES AT POP BEGINNING AT $9,425 ON 1/3/95 AND ENDING AT $11,707 ON 9/30/95, LEHMAN BROS. GOVT./CORP. BOND INDEX AND CONSUMER PRICE INDEX BEGINNING AT $10,000 ON 1/3/95 AND ENDING AT $11,293 AND $10,234 ON
9/30/95, RESPECTIVELY.]

Past performance is no assurance of future results.

COMPARATIVE BENCHMARKS

STANDARD & POOR'S 500 INDEX is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an unmanaged list of publicly issued U.S. Treasury obligations and corporate debt securities.

LIPPER BALANCED FUND INDEX is an unmanaged list of U.S. equity and fixed-income securities.

DOW JONES INDUSTRIAL AVERAGE is an unmanaged list of 30 common stocks frequently used as a general measure of stock market performance.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

The above indexes assume reinvestment of all distributions and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio investing in common stocks and fixed-income securities, the securities it owns will not match those of the indexes. It is not possible to invest directly in an index.
REPORT OF INDEPENDENT ACCOUNTANTS
For the period January 3, 1995 (commencement of operations) to September 30, 1995

To the Trustees and Shareholders of
Putnam Balanced Fund

We have audited the accompanying statement of assets and liabilities of Putnam Balanced Fund, including the portfolio of investments owned, as of September 30, 1995, the related statement of operations, the statement of changes in net assets and the financial highlights for the period January 3, 1995 (commencement of operations) to September 30, 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Balanced Fund as of September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the period January 3, 1995 (commencement of operations) to September 30, 1995, in conformity with generally accepted accounting principles.

                              Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 16, 1995
PORTFOLIO OF INVESTMENTS OWNED
September 30, 1995

COMMON STOCKS(60.1%)*
NUMBER OF SHARES                                       VALUE
AEROSPACE AND DEFENSE(1.8%)
       200     Boeing Co.                            $13,650
       200     Lockheed Martin Corp.
13,425
       100     McDonnell Douglas Corp.
8,275
                                                    ------
                                                      -
                                                      35,3
                                                      50
AUTOMOTIVE(0.6%)
       300     General Motors Corp.
               Class H
12,300
BASIC INDUSTRIAL PRODUCTS(0.7%)
       200     Parker-Hannifin Corp.
7,600
       100     Sundstrand Corp.
6,475
                                                    ----
                                                      -
                                                      14
                                                      ,0
                                                      75
BROADCASTING(2.7%)
       200     Capital Cities/ABC, Inc.
23,525
       350     Tele-Communications Liberty
               Media Group, Inc. Class A+
9,363
       600     Tele-Communications Inc.
               (TCI Group) Class A+
10,500
       200     Viacom, Inc. Class B+
9,950
                                                    ----
                                                      -
                                                      53
                                                      ,3
                                                      38
BUILDING AND CONSTRUCTION(0.6%)
       200     Fluor Corp.
11,200

BUSINESS EQUIPMENT AND SERVICES(6.1%)
       200     3Com Corp.+
9,100
       200     Cabletron Systems, Inc.+
13,175
       100     Ceridian Corp.+
4,438
       100     Cisco Systems, Inc.+
6,900
       200     DSC Communications Corp+
       200     First Data Corp.                  12,400
       200     General Motors Corp. Class E.     9,100
       100     HBO & Co.                         6,250
       100     Harcourt General, Inc.            4,188
       200     IBM Corp.                        18,875
       100     U.S. Robotics Corp.+              8,525
       100     Xerox Corp.13,438
                                                 -----

                                                  118,239

CHEMICALS(1.3%)
       300     du Pont (E.I.) de Nemours &
               Co., Ltd.
20,625
       200     Praxair, Inc.
5,350
                                                    ----
--

                                                    25,9
75
COMMON STOCKS (CONTINUED)
NUMBER OF SHARES
VALUE
COMPUTER SERVICES AND SOFTWARE(2.2%)
       300     Computer Associates
               International, Inc.                $
12,675
       200     Microsoft Corp.+
18,100
       200     Parametric Technology
               Corp.+
12,300
                                                    ----
                                                      -
                                                      43
                                                      ,0
                                                      75
CONGLOMERATES(1.1%)
       300     Allied-Signal, Inc.
13,238
       100     TRW, Inc.
7,438
                                                    ----
                                                      -
                                                      20
                                                      ,6
                                                      76
CONSUMER DURABLE GOODS(0.7%)
       400     Black & Decker
               Manufacturing Co.
13,650
CONSUMER NON DURABLES(4.2%)
       200     Eastman Kodak Co.
11,850
       300     Philip Morris Cos., Inc.
25,050
       200     Premark International, Inc.
10,175
       200     Procter & Gamble Co.
15,400
       400     Scott Paper Co.
19,400
                                                    ----
                                                      -
                                                      81
                                                      ,8
                                                      75
CONSUMER SERVICES(2.0%)
       300     CUC International, Inc.+
10,463
       400     Marriott International, Inc.
14,950
       400     Mirage Resorts, Inc.+
13,150
                                                    ----
                                                      -
                                                      38
                                                      ,5
                                                      63
ELECTRONICS AND ELECTRICAL
EQUIPMENT(5.2%)
       100     Applied Materials, Inc.+
10,225
       200     Emerson Electric Co.
14,300
       200     Hewlett-Packard Co.
16,675
       300     Honeywell, Inc.
12,863
       200     Intel Corp.
12,025
       200     LSI Logic Corp.+
11,550
       200     Motorola, Inc.
15,275
       100     Texas Instruments, Inc.
7,988
                                                    ----
                                                     -
                                                     100
                                                     ,9
                                                     01
FOOD AND BEVERAGES(2.2%)
       100     IBP, Inc.
5,338
       400     PepsiCo, Inc.
20,400
       100     Pioneer Hi-Bred
               International, Inc.
4,600
       400     Sara Lee Corp.
11,900
                                                     ---
                                                      -
                                                      42
                                                      ,2
                                                      38
COMMON STOCKS (CONTINUED)
NUMBER OF SHARES
VALUE
HEALTH CARE(3.6%)
       200     Amgen, Inc.+                        $
9,975
       500     Baxter International, Inc.
20,563
       200     Columbia/HCA
               Healthcare Corp.
9,725
       200     Guidant Corp.
5,850
       200     Medtronic, Inc.
10,750
       300     Upjohn Co.
13,388

70,251 INSURANCE AND FINANCE(8.7%)
       300     American General Corp.
11,213
       150     American International
              Group, Inc.
12,750
       400     BankAmerica Corp.
23,950
       200     Barnett Banks, Inc.
11,325
       100     CIGNA Corp.
10,413
       300     Citicorp
21,225
       200     Federal National
Mortgage
              Association
20,700
       200     Franklin Resources,
Inc.
11,525
       200     Merrill Lynch & Co.,
Inc.
12,500
       200     NationsBank Corp.
13,450
       400     Travelers, Inc.
21,250
                                                    ----
                                                     -
                                                     170
                                                     ,3
                                                     01
METALS AND MINING(0.7%)
       500     Freeport-McMoRan
               Copper & Gold Co., Inc.
               Class A
12,813
OIL AND GAS(2.4%)
       100     British Petroleum PLC ADR
               (United Kingdom)
8,988
       300     Enron Corp.
10,050
       100     Mobil Corp.
9,963
       100     Schlumberger Ltd.
6,525
       400     Total Corp. ADR(France)
12,050
                                                     ---
                                                      -
                                                      47
                                                      ,5
                                                      76
PHARMACEUTICALS(3.5%)
       300     Johnson & Johnson
22,238
       300     Pfizer, Inc.
16,013
       400     Smithkline Beecham PLC ADR
               (United Kingdom)
20,250
       100     Warner-Lambert Co.
9,525
                                                     ---
                                                      -
                                                      68
                                                      ,0
                                                      26
COMMON STOCKS (CONTINUED)
NUMBER OF SHARES
VALUE
RETAIL(4.7%)
       300     Circuit City, Stores Inc.           $
9,488
       500     Federated Department
               Stores+
14,188
       300     Kroger Co.+
10,238
       100     Lowe's Cos., Inc.                3,000
       500     Office Depot, Inc.+             15,063
       300     Rite Aid Corp.                   8,400
       500     Sears, Roebuck & Co.            18,427
       200     Tandy Corp.                     12,150
                                               26,063

TELECOMMUNICATIONS (1.3%)
     1,000    MCI Communications Corp.         26,063

TRANSPORTATION (0.7%)
       200    Burlington Northern             14,500
              Santa Fe Corp.
UTILITIES (3.1%)
      300     Ameritech Corp. New            15,638
      300     Bell Atlantic Corp.            18,413
      500     SBC Communications, Inc.       27,500
                                             61,551
TOTAL COMMON STOCKS
(cost $963,852)

     $25,000   Federal National Mortgage
               Association Dwarfs
               6s, TBA, October 14, 2010+++  $24,250



       34,921  Government National
               Mortgage Association 7s,
               October 15, 2023            34,528
       24,684  Government National
               Mortgage Association 6s,
               January 15, 2008
24,013
       107,000 U.S. Treasury Bonds 8 1/8s,
               August 15, 2019
125,524
       25,000  U.S. Treasury Interest
Strip, February 15, 2003
15,953
       17,000  U.S. Treasury Interest
               Strip, May 15, 2003
10,664
       63,000  U.S. Treasury Notes 7 7/8s,
               November 15, 2004
70,058
       62,000  U.S. Treasury Notes 7
               3/4s, January 31, 2000
66,011
       13,000  U.S. Treasury Notes 7
               3/4s, February 15, 2001
13,993
       39,000  U.S. Treasury Notes 7
               3/8s, May 15, 1996
39,384
       11,000  U.S. Treasury Notes 7
               1/4s, August 15, 2004
11,761
       35,000  U.S. Treasury Notes 4
               3/4s, August 31, 1998
33,923
       100,000 U.S. Treasury Principal Strip, November
               15, 2000
73,647

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST
$518,188)
$543,709
CORPORATE BONDS AND NOTES(4.3%)*
PRINCIPAL AMOUNT
VALUE
$      10,000  Citizens Utilities Co. bonds
               7.68s, 2034
       $11,161 5,000
       K Mart Corp. pass-thru
            certificate Ser. 95-K3, 8.54s,
               2015
5,063
       3,463   Midland Cogeneration
              Ventures deb. 10.33s, 2002
3,610
       7,000   News America Holdings, Inc.
               sr. notes 12s, 2001
7,827

CORPORATE BONDS AND NOTES (CON'T.)
PRINCIPAL AMOUNT
VALUE
       10,000  Noranda Inc. notes 7s,
               2005(Canada)                         $
       9,939 7,000
       Parker & Parsley Petro Co.
               sr. notes 8 7/8s, 2005
7,615
       10,000  Quebec (Province of)
               deb. 8 5/8s, 2005
               (Canada)
       11,069 5,000
       RHG Finance Corp. bonds
               8 7/8s, 2005
4,995
       5,000   Rodamco NV notes 7 3/4s,
               2015(Netherlands)
5,188
       7,000   Telekom Malaysia Berhad
               144A deb. 7 7/8s, 2025
               (Malaysia)
7,193
       5,000   Texas New-Mexico Power
               Utilities 1st mtge. 9 1/4s, 2000
5,265
       5,000   Time Warner Inc. deb.
               9 1/8s, 2013
5,427

TOTAL CORPORATE BONDS AND NOTES
(cost $81,773)
$84,352 FOREIGN GOVERNMENT BONDS AND
NOTES(3.2%)* PRINCIPAL AMOUNT
VALUE
FRF    20,000  France (Government
             of) OAT deb. 8 1/2s,
               2002
$ 4,338
FRF    70,000  France (Government
             of) OAT deb. 8 1/2s,
               2003
15,149 FRF     20,000  France
(Government
               of) deb. 7s, 1999
4,095
DEM    25,000  Treuhandanstalt
               (Germany Republic of)
             7 1/8s, 2003
18,151 GBP     12,000  United Kingdom
               Treasury bonds
               9 3/4s, 2002
20,726 TOTAL FOREIGN GOVERNMENT BONDS AND NOTES
(cost $61,838)
$62,459

COLLATERALIZED MORTGAGE OBLIGATIONS(0.8%)*
PRINCIPAL AMOUNT
VALUE
$5,954         Chase Mortgage Finance
                Corp. Ser. 93-3, Class B13,
               7.461s, 2024
$ 3,916 7,742
Prudential Home Mortgage
                Securities 144A Ser. 95-C,
               Class B1, 7.84s, 2001
7,760 4,890         Prudential Home Mortgage
              Securities Ser. 93-31, Class B2,
               6s, 2000
3,717 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $15,284)
$15,393 SHORT-TERM INVESTMENTS(3.5%)*
(cost $68,025)
PRINCIPAL AMOUNT
VALUE
$68,000                             Interest in
$652,192,000
               joint repurchase agreement
               dated September 29, 1995 with Goldman, Sachs &
               Co. due October 2, 1995 with respect to
               various U.S. Treasury obligations _ maturity
               value of $68,036 for an effective yield of
6.375%                                $68,025
TOTAL INVESTMENTS
(cost $1,708,960)***                              $1,947,428

Notes
*    Percentages indicated are based on net assets of
$1,951,063,
     which correspond to a net asset value per share of
$10.56. +     Non-income-producing security.
+++     TBA's are mortgage backed securities traded under
     delayed delivery commitments, settling after September 30, 1995. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on the securities will not be earned until settlement date. The cost of TBA purchases held at September 30, 1995 was $24,250.
*** The aggregate identified cost for federal income tax purposes is $1,708,965, resulting in gross unrealized appreciation and depreciation of $248,608 and $10,145, respectively, or net unrealized appreciation of $238,463. ADR after the name of a holding stands for American Depository Receipt representing ownership of foreign securities on deposit with a domestic custodian bank.
     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.
     These securities may be resold in transactions exempt
     from registration, normally to qualified institutional
     buyers.
FORWARD CURRENCY CONTRACTS TO SELL AT SEPTEMBER 30, 1995
           Aggregate
              Market      Face  Delivery   Unrealized
               Value     Value      Date
Depreciation British Pounds$40,828  $40,077
12/13/95     $  (751) Deutschemarks          8,413
8,160  12/13/95        (253)
French Francs 24,382    23,682  12/13/95
             (700) $73,623   $71,919
             $(1,704)
The accompanying notes are an integral part of these
financial statements.
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
ASSETS
Investments in securities, at value
(identified cost $1,708,960) (Note 1)
$1,947,428 Receivable for shares of the fund sold
400
Dividends, interest and other receivables
11,699
Receivable for securities sold
39,295
Receivable from Manager (Note 3)
19,100
Unamortized organization expenses  (Note 1)
6,150
TOTAL ASSETS
2,024,072

LIABILITIES
Payable to subcustodian (Note 3)
660
Payable for securities purchased
56,618
Payable for organization expenses  (Note 1)
6,425
Payable for investor servicing and custodian fees (Note
3)3,502 Payable for administrative services (Note 3)
10 Payable for compensation of Trustees (Note 3)
74
Payable for open forward currency contracts (Note 1)
1,704 Other accrued expenses
4,016
TOTAL LIABILITIES
73,009
NET ASSETS
$1,951,063

REPRESENTED BY
 Paid-in capital (Notes 1, 2 and 5)
$1,570,622 Undistributed net investment income (Note 1)
47,833
Accumulated net realized gain on investments
and foreign currency transactions (Note 1)
95,844
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies
236,764 TOTAL _ REPRESENTING NET ASSETS APPLICABLE TO
CAPITAL SHARES OUTSTANDING
$1,951,063

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per share
($1,951,063 divided by 184,736 shares)                $10.56
Offering price per share (100/94.25 of $10.56)*       $11.20

* On single retail sales of less than $50,000. On sales of
$50,000 or more and    on group sales the offering price is
reduced.

The accompanying notes are an integral part of these financial statements.
STATEMENT OF OPERATIONS
For the period January 3, 1995 (commencement of operations) to September 30, 1995

INVESTMENT INCOME
Dividends (net of foreign tax of $94)                $12,421
Interest                                              34,957

TOTAL INVESTMENT INCOME                               47,378

EXPENSES:
Compensation of Manager (Note 3)                       8,553
Investor servicing and custodian fees (Note 3)        16,701
Compensation of Trustees (Note 3)                        543
Reports to shareholders                                  198
Auditing                                              16,306
Legal                                                  9,808
Postage                                                  260
Registration fees                                        558
Administrative services (Note 3)                          30
Amortization of organization expense (Note 1)            275
Fees waived by Manager (Note 3)                     (43,750)
TOTAL EXPENSES                                         9,482
FEES PAID INDIRECTLY (NOTE 3)                        (5,093)
NET EXPENSES
4,389
NET INVESTMENT INCOME
42,989
Net realized gain on investments (Notes 1 and 4)
94,851
Net realized gain on forward currency contracts
and foreign currency translation (Note 1)
5,027
Net unrealized appreciation of investments during the
period
238,468
Net unrealized depreciation of forward currency contracts and foreign currency translation during the period
(1,704) NET GAIN ON INVESTMENT TRANSACTIONS
336,642
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS$379,631

The accompanying notes are an integral part of these financial statements.
STATEMENT OF CHANGES OF NET ASSETS


                                             FOR THE PERIOD
                                             JANUARY 3, 1995
                                              (COMMENCEMENT
                                              OF OPERATIONS)
                                            TO SEPTEMBER 30,
                                                        1995
INCREASE IN NET ASSETS
Operations:
Net investment income                                $42,989
Net realized gain on investments and
foreign currency transactions                         99,878
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                    236,764
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS 379,631 Increase from capital share transactions (Note 5) 1,551,432
TOTAL INCREASE IN NET ASSETS                       1,931,063
NET ASSETS
Beginning of period (Note 2)                          20,000
END OF PERIOD (including undistributed
net investment income of $47,833)                 $1,951,063
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
                                             FOR THE PERIOD
                                             JANUARY 3, 1995
                                              (COMMENCEMENT
                                              OF OPERATIONS)
                                            TO SEPTEMBER 30,
                                                        1995
NET ASSET VALUE, BEGINNING OF PERIOD                   $8.50
INVESTMENT OPERATIONS:
Net investment income                                 .23(a)
Net realized and unrealized gain on investments      1.83(a)
TOTAL FROM INVESTMENT OPERATIONS                     2.06(a)
NET ASSET VALUE, END OF PERIOD                        $10.56
TOTAL INVESTMENT RETURN AT NET ASSET VALUE (%) (b)  24.24(c)
NET ASSETS, END OF PERIOD (in thousands)              $1,951
Ratio of expenses to average net assets (%) (d)    .54(a)(c)
Ratio of net investment income to average net assets
(%)2.44(a)(c) Portfolio turnover (%)                95.15(c)
(a)  Reflects an expense limitation during the period (See
Note 3). As a result      of such limitation, expenses
     of the fund reflect a reduction of $0.23 per share.
(b)  Total investment return assumes dividend reinvestment and
does not reflect      the effect of sales charges.
(c)  Not annualized.
(d)  The ratio of expenses to average net assets includes
amounts paid through       expense offset arrangements (See
Note 3). NOTES TO FINANCIAL STATEMENTS
For the period January 3, 1995 (commencement of operations) to September 30, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES
The fund is one in a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital growth and current income by investing primarily in equity securities and fixed-income securities.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported _ as in the case of some securities traded over-thecounter _ the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Market quotations are not considered to be readily available for long term corporate bonds and notes; such investments are stated at fair market value on the basis of valuations furnished by a pricing service, approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees.

B) JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. (Putnam Management), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) FORWARD CURRENCY CONTRACTS The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated when a fund holds cash reserves and shortterm investments). The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The fund could be exposed to risk if the value of the currency changes unfavorably. In addition, the fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

F) FOREIGN CURRENCY TRANSLATION The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

G) TBA PURCHASE COMMITMENTS The fund, may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities they own. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
H) FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and excise tax on income and capital gains.

I) DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders will be recorded by the fund on the ex-dividend date. The fund will distribute any net realized gains at least annually. The amount and character of income and gains to be distributed will be determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward currency contracts.

Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended September 30, 1995, the fund reclassified $4,844 to increase undistributed net investment income, $4,034 to decrease accumulated net realized gain and $810 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) EXPENSES OF THE TRUST Expenses directly charged or attributable to the fund will be paid from the assets of the fund. Generally, expenses of the Trust will be allocated and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $6,425. These expenses are being amortized over a five-year period based on current and projected net asset levels. The fund will reimburse Putnam Management for the payment of these expenses.

NOTE 2
INITIAL CAPITALIZATION AND OFFERING PRICE OF SHARES
The trust was established as a Massachusetts business trust under the laws of Massachusetts on October 31, 1994.

During the period October 31, 1994 to January 3, 1995, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $20,000 and the issuance of 2,353 shares to Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam
Investments, Inc.

At September 30, 1995, Putnam Investment Management, Inc.
owned 176,471 shares of the fund (95.5% of shares outstanding), valued at $1,863,534.

NOTE 3
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter. Through December 31, 1995, the fund's manager has agreed to limit the fund's expenses to the extent that expenses (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses and distribution fees) exceed an annual rate of 0.70% of the fund's average net assets.

The fund also reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $100 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the period ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended September 30, 1995, fund expenses were reduced by $5,093 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.

As part of the custodial contract between Putnam Fiduciary Trust Company and the subcustodian bank, the subcustodian has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian for the settlement of securities purchased by the fund. At September 30, 1995, the payable to subcustodian represents the amount due for cash advanced for the settlement of a security purchase.
The fund has adopted a distribution plan pursuant to Rule 12b-
1 under the
Investment Company Act of 1940, although the fund is not currently making any payments pursuant to this plan. The purpose of the plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Trustees have approved payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets.

During the period January 3, 1995 (commencement of operations) to September 30, 1995, Putnam Mutual Funds Corp., acting as the underwriter, received no net commissions from the sale of shares of the fund.

NOTE 4
Purchases and sales of securities
During the period January 3, 1995 (commencement of operations) to September 30, 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,950,764 and $901,371 respectively. Purchases and sales of U.S. government obligations aggregated $1,185,737 and $690,716. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.
NOTE 5
CAPITAL SHARES
For the period January 3, 1995 (commencement of operations) to September 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   FOR THE PERIOD JANUARY 3,
                                  1995 (COMMENCEMENT OF
                                  OPERATIONS) TO
                                               SEPTEMBER 30,
                                               1995
                                  Shares
Amount
Shares sold                      183,163
$1,559,513
Shares repurchased                 (780)
(8,081)
NET INCREASE                     182,383
$1,551,432


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you will receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995. FUND INFORMATION
INVESTMENT
MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust
Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President
Charles E. Porter
Executive Vice President
Patricia C. Flaherty
Senior Vice President
Lawrence J. Lasser
Vice President
Gordon H. Silver
Vice President
Peter Carman
Vice President
David Santos
Vice President and Fund Manager
Kenneth J. Taubes
Vice President and Fund Manager
William N. Shiebler
Vice President
John R. Verani
Vice President
Paul M. O'Neil
Vice President
John D. Hughes
Vice President and Treasurer
Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION; ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY; AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.